UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 19, 2009
Entergy Arkansas, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	1-10764	71-0005900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 West Capitol Avenue, Little Rock, Arkansas		72201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(501) 377-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2009, Entergy Arkansas, Inc. (the “Company”) filed with the Secretary of State of the State of Arkansas (the “Secretary of State”) its Second Amended and Restated Articles of Incorporation (the “Second Restatement”).  The Second Restatement was effective as of August 19, 2009.

The Second Restatement consolidated in one document the two amendments made to the Amended and Restated Articles of Incorporation (the “First Restatement”) of the Company subsequent to the filing of the First Restatement with the Secretary of State on November 12, 1999.  The first of those two amendments was filed with the Secretary of State on August 22, 2005.  That first amendment revised paragraph (4) of paragraph (c) of Article FIFTH of the First Restatement to eliminate the necessity of the Company to obtain the vote of the holders of the holders of the $25 Preferred Stock of the Company to amend the unsecured debt issuance limitation of subparagraph (B) of such paragraph (4); at the time of the adoption of that first amendment, no shares of $25 Preferred Stock of the Company were outstanding.  The second of those two amendments was filed with the Secretary of State on March 22, 2006.  That second amendment added to paragraph (c) of Article FIFTH of the First Restatement a new series of shares designated “6.45% Preferred Stock, Cumulative, $25 Par Value.”

The Second Restatement also eliminated from paragraph (c) of Article FIFTH of the First Restatement all references to all series of shares that had been redeemed subsequent to the filing of the First Restatement, specifically, the 7.32% Preferred Stock, cumulative, $100 par value; the 7.80% Preferred Stock, cumulative, $100 par value; the 7.40% Preferred Stock, cumulative, $100 par value; the 7.88% Preferred Stock, cumulative, $100 par value; the 9.92% Preferred Stock, cumulative, $25 par value; the 8.52% Preferred Stock, cumulative, $100 par value; and the $1.96 Preferred Stock, Cumulative, $0.01 Par Value (Involuntary Liquidation Value $25).  The Second Restatement is attached hereto as an exhibit and the content of the Second Statement is incorporated herein by reference from such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3	Second Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, Inc.
(Registrant)
Date August 24, 2009
/s/ Theodore H. Bunting, Jr.
Theodore H. Bunting, Jr. Senior Vice President and Chief Accounting Officer